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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2002

Bio-Technology General Corp.
(Exact name of issuer as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-15313 (Commission File Number)	13-3033811 (IRS Employer Identification No.)
70 Wood Avenue South Iselin, New Jersey (Address of Principal Executive Offices)	08830 (Zip Code)

Registrant's telephone number, including area code: (732) 632-8800

None.
(Former address, if changed since last report.)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        As recommended by the Audit Committee of the Board of Directors of Bio-Technology General Corp. (the "Company"), the Company's Board of Directors on October 16, 2002 approved the engagement of Grant Thornton LLP ("Grant Thornton") to serve as the Company's independent public accountants for the fiscal year ended December 31, 2002.

        During the Company's two most recent fiscal years ended December 31, 2001 and 2000, and through the date of this Form 8-K, neither the Company, nor anyone acting on its behalf, consulted with Grant Thornton with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (a)
  Financial Statements of Business Acquired.

          None.

  (b)
  Pro Forma Financial Information.

          None.

  (c)
  Exhibits.

  99.1
  Press Release issued by Bio-Technology General Corp.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-TECHNOLOGY GENERAL CORP. (Registrant)
By:	/s/ JOHN BOND John Bond Senior Vice President-Finance

Dated: October 17, 2002

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  ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURES